UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2018

Catasys, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31932	88-0464853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd, Suite 1100 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 444-4300

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 4.01     Change in Registrant’s Certifying Accountant

On March 16, 2018, Catasys, Inc. (the “Company” or “Catasys”) engaged EisnerAmper LLP (“Eisner”), as its principal accountant, and on the same date dismissed Rose, Synder & Jacobs LLP (“RSJ”). The change was approved by the Audit Committee of the Company’s Board of Directors.

During the period from January 1, 2016 to December 31, 2017, which was audited by RSJ, and in the subsequent interim period prior to March 16, 2018 when RSJ was still the auditor of record and performing auditing procedures, (i) there were no disagreements with RSJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to RSJ’s satisfaction, would have caused RSJ to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K. The report of RSJ on the Company’s financial statements as of and for the period ended December 31, 2017 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to March 16, 2018, the Company did not consult with Eisner regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by Eisner that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 is a copy of RSJ’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits

      (d) Exhibits

Description

16.1	Letter of Rose, Snyder & Jacobs LLP to the SEC dated March 20, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2018

CATASYS, INC.

By: /S/ CHRISTOPHER SHIRLEY Name: Christopher Shirley Title: Chief Financial Officer

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